SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 1998

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
                      ------------------------------------
               (Exact name of registrant specified in its charter)

   North Carolina             0-21731                      56-1869557
   --------------             -------                      ----------
(State of Formation)  (Commission File Number) (IRS Employer Identification No.)


          3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604 (Address of principal executive offices, zip code)

        Registrant's telephone number, including area code: (919) 872-4924

ITEM 5.      OTHER EVENTS

      The purpose of this filing is to set forth certain audited financial statements of certain businesses recently acquired by Highwoods Realty Limited Partnership.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Businesses Acquired

                  LANDMARK CENTER

                  Report of  Independent Auditors
                  Combined Statement of Revenue and Certain Expenses
                  Notes to Combined Statement of Revenue and Certain Expenses

                  SHELTON PROPERTIES

                  Report of  Independent Auditors
                  Combined Statement of Revenue and Certain Expenses
                  Notes to Combined Statement of Revenue and Certain Expenses

      (b) Pro Forma Information

          None

      (c) Exhibits

          23    Consent of Independent Auditors

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 23, 1998


                          HIGHWOODS REALTY LIMITED PARTNERSHIP

                          By:  Highwoods Properties, Inc., its general partner

                                 By:   /s/ Carman J. Liuzzo
                                    ------------------------------------------
                                     Carman J. Liuzzo
                                     Vice-President, Chief Executive Officer
                                        and Treasurer

                      Audited Combined Financial Statement

                                 Landmark Center

                          Year ended December 31, 1997
                       with Report of Independent Auditors

                                 Landmark Center

                      Audited Combined Financial Statement

                          Year ended December 31, 1997



                                    Contents


Report of Independent Auditors...............................................1

Audited Combined Financial Statement

Combined Statement of Revenue and Certain Expenses...........................2
Notes to Combined Statement of Revenue and Certain Expenses..................3

                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Landmark Center as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of Landmark Center's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Landmark Center's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Landmark Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
Raleigh, North Carolina
June 18, 1998

                                 Landmark Center

                Combined Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997




Rental income                                                      $8,217,908

Expenses:
  Repairs and maintenance                                           1,495,293
  Taxes                                                               973,349
  Utilities                                                           564,049
  Insurance                                                            26,645
  Management fees                                                      61,186
                                                                  -------------
Total expenses                                                      3,120,522
                                                                  -------------
Revenue in excess of certain expenses                              $5,097,386
                                                                  =============



See accompanying notes.

                                 Landmark Center

           Notes to Combined Statement of Revenue and Certain Expenses

                                December 31, 1997


1. Basis of Presentation

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the operations of two commercial real estate properties located in the Orlando, Florida metropolitan market identified as Landmark Center.

Landmark Center is not a legal entity but rather a combination of the operations of certain real estate properties acquired by Highwoods Properties, Inc. in February 1998. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is owned by entities under common control, but not affiliated with Highwoods Properties, Inc.

                              Number of
          Property           Properties                  Owner
  ---------------------------------------------------------------------------

                                             Landmarks Orlando I Limited
  Landmark Center I              1              Partnership
                                            Landmarks Orlando II Limited
  Landmark Center II             1              Partnership

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

                                 Landmark Center

2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

3. Leases

Landmark Center is being leased to tenants under operating leases that will expire over the next nine years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse Landmark Center for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1997 are as follows:

                                                       Total
                                                   --------------

      1998                                          $ 7,778,749
      1999                                            6,647,040
      2000                                            5,593,267
      2001                                            4,343,103
      2002                                            2,369,008
      Thereafter                                      4,916,422
                                                   ==============
                                                    $31,647,589
                                                   ==============

4. Environmental Matters

All of the Company's properties have been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying combined financial statement.

                      Audited Combined Financial Statement

                               Shelton Properties

                          Year ended December 31, 1997
                       with Report of Independent Auditors

                               Shelton Properties

                      Audited Combined Financial Statement

                          Year ended December 31, 1997



                                    Contents


Report of Independent Auditors...............................................1

Audited Combined Financial Statement

Combined Statement of Revenue and Certain Expenses...........................2
Notes to Combined Statement of Revenue and Certain Expenses..................3

                         Report of Independent Auditors



To the Board of Directors and Stockholders
Highwoods Properties, Inc.


We have audited the accompanying Combined Statement of Revenue and Certain Expenses of the Shelton Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of Shelton Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Shelton Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Shelton Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP
Raleigh, North Carolina
July 1, 1998

                               Shelton Properties

               Combined Statement of Revenue and Certain Expenses

                          Year ended December 31, 1997




Rental income                                                     $17,997,279

Expenses:
  Repairs and maintenance                                             438,420
  Taxes                                                             1,220,276
  Utilities                                                            31,077
  Insurance                                                           102,409
  Management fees                                                      35,844
                                                                 --------------
Total expenses                                                      1,828,026
                                                                  -------------
Revenue in excess of certain expenses                             $16,169,253
                                                                  =============



See accompanying notes.

                               Shelton Properties

           Notes to Combined Statement of Revenue and Certain Expenses

                                December 31, 1997


1. Basis of Presentation

Presented herein is the Combined Statement of Revenue and Certain Expenses related to the 32 commercial real estate properties and one parking deck located in Winston-Salem, Greensboro and Charlotte, North Carolina.

Shelton Properties is not a legal entity but rather a combination of the operations of certain real estate properties under common control acquired by Highwoods Properties, Inc. The accompanying Combined Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which was owned by a party not affiliated with Highwoods Properties, Inc.

                              Number of
          Property           Properties                  Owner
  ---------------------------------------------------------------------------

  Colony Center                  1                  Chedren, Inc.
  Madison                        1                  Chedren, Inc.
  Chimney Rock Road              6                 SMS Partnership
  Madison Park                   7                 Shelton Company
  Northridge                     7                 Shelton Company
  Members                        1                 Shelton Company
  Twin Lakes                     1                 Shelton Company
  Grassy Creek                   3                 GMS Partnership
  Clementine Road                5               Hampton Investments
  Indiana Avenue                 1             Wright-Shelton Partners

The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

                               Shelton Properties

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

3. Leases

Shelton Properties are being leased to tenants under operating leases that will expire over the next eleven years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse the Shelton Properties for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1997 are as follows:

                                                       Total
                                                    ------------

      1998                                         $ 16,488,722
      1999                                           15,570,220
      2000                                           13,563,201
      2001                                           11,218,683
      2002                                            9,756,293
      Thereafter                                     39,006,202
                                                    ------------
                                                   $105,603,321
                                                    ============

Three major tenants represent 63% of rental income for the year ended December 31, 1997.

                               Shelton Properties

4. Environmental Matters

All of the Company's properties have been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying combined financial statement.